Transamerica Great Lakes Advisors Large Cap Value VP
Summary Prospectus May 1, 2025

Class	Initial & Service (No Ticker)
This summary prospectus is designed to provide shareholders with key portfolio information in a clear and concise format. Before you invest, you may want to review the portfolio's prospectus, which contains more information about the portfolio and its risks. You can find the portfolio's prospectus and other information about the portfolio, including the portfolio's statement of additional information and most recent reports to shareholders, online at https://www.transamerica.com/financial-pro/annuities/prospectus. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The portfolio's prospectus and statement of additional information, dated May 1, 2025, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the portfolio's annual report to shareholders, dated December 31, 2024, are incorporated by reference into this summary prospectus.
Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.59%	0.59%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.10%[1]	0.10%
Total annual fund operating expenses	0.69%	0.94%
1
Other expenses for Initial Class shares are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$70	$221	$384	$859
Service Class	$96	$300	$520	$1,155
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 18% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the portfolio will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large cap companies. The portfolio considers large cap companies to be companies with capitalizations at the time of investment within the range of companies included in the Russell 1000® Index1. As of December 31, 2024, the market capitalization range of the Russell 1000® Index was between approximately $1 billion and $3.5 trillion. The portfolio’s sub-adviser, Great Lakes Advisors, LLC (the “sub-adviser”), normally focuses primarily on companies with market capitalizations greater than $5 billion. The portfolio typically holds between 35 and 50 positions. The Russell 3000® Index is the portfolio’s primary benchmark and the Russell 1000® Value Index is a secondary benchmark of the portfolio.
The sub-adviser will employ a relative value approach, combining a quantitative screening tool to identify attractive candidate securities with a bottom-up, fundamental research process to select and weight individual securities. The sub-adviser’s proprietary quantitative screening tool is used to narrow the universe of potential investments by comparing stocks to their peers using a combination of factors, including relative valuation, potential for improving business prospects, earnings quality, and short-term price reversal. Valuation is assessed by the sub-adviser on both a relative and absolute basis. Relative valuation compares a stock to comparable assets in order to gauge its value and attractiveness, whereas absolute valuation evaluates a stock’s worth in absolute terms with no consideration regarding the value of other comparable assets. The sub-adviser generally invests in securities it believes to be attractively valued with the potential to exceed investor expectations and may sell securities that no longer meet the portfolio’s investment criteria. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

The portfolio will generally invest in companies across a variety of industries and sectors. The portfolio will normally invest primarily in common stock and depositary receipts. The portfolio may invest up to 20% of its net assets in non-U.S. securities. The sub-adviser considers non-U.S. securities to include issuers organized or located outside the U.S. and/or that trade primarily in a market located outside the U.S. The portfolio may invest up to 20% of its net assets in medium capitalization companies.
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio. The relative significance of the key risks below may change over time and you should review each risk factor carefully. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the portfolio’s investments, and generally for economies and markets in the U.S. and elsewhere.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Large Capitalization Companies – The portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Focused Investing – To the extent the portfolio invests a significant portion of its assets in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may engage in active trading of its portfolio. Active trading will increase transaction costs and could detract from performance. Active trading may be more pronounced during periods of market volatility.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Cybersecurity – Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to portfolio assets, portfolio or shareholder data (including private shareholder information), or proprietary information, cause the portfolio or its service providers (including, but not limited to, the portfolio’s investment manager, any sub-adviser(s), transfer agent, distributor, custodian, fund accounting agent and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent portfolio investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the portfolio or their investment in the portfolio. Cybersecurity incidents may result in financial losses to the portfolio and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. In addition, depositary receipts expose the portfolio to risk associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depositary bank and to the sponsors and other parties with whom the depositary bank establishes the programs. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Large Shareholder – A significant portion of the portfolio’s shares may be owned by one or more investment vehicles or institutional investors. Transactions by these large shareholders may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Medium Capitalization Companies – The  portfolio will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – Certain investments may be more difficult to value than other types of investments. The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The first index in the table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. One or more secondary indices that the manager believes more closely reflect the market sectors and/or types of investments in which the portfolio invests also are used to measure the portfolio’s performance.
Performance information for Initial Class shares will be included after the share class has been in operation for one complete calendar year.

The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at https://www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
As a result of the acquisition of Rothschild & Co Asset Management US Inc. by Great Lakes Advisors, LLC on April 3, 2023, the portfolio’s name and named sub-adviser changed. The investment strategies and portfolio management team did not change.
Prior to December 1, 2020, the portfolio was named Transamerica Levin Large Cap Value VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Service Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	19.97%
Worst Quarter:	3/31/2020	-32.70%

Average Annual Total Returns (periods ended December 31, 2024)
	1 Year	5 Years	Since Inception	Inception Date
Service Class	16.82%	9.63%	7.46%	9/29/2017
Russell 3000® Index[1] (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	13.68%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	14.37%	8.68%	8.91%
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Great Lakes Advisors, LLC Portfolio Managers:
Paul Roukis, CFA	Portfolio Manager	since December 2020
Jeff Agne	Portfolio Manager	since December 2020
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2026. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
The portfolio does not currently offer Initial Class shares.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
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